UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 10, 2009

LNB BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 10, 2009, the Board of Directors of LNB Bancorp, Inc. (the “Company”) declared a third quarter 2009 cash dividend of $.01 per share on the Company’s common shares, payable on October 1, 2009 to shareholders of record on September 22, 2009.

On or about September 10, 2009, the Company mailed a letter to its shareholders discussing the third quarter 2009 cash dividend declared by the Company’s Board of Directors on the Company’s common shares. The letter to shareholders is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No. 99.1	Description Letter to Shareholders, dated as of September 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

(Registrant)

Date: September 10, 2009	By:	/s/ Gary J. Elek
Gary J. Elek
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Letter to Shareholders, dated as of September 10, 2009.